Prospectus Supplement
John Hancock Variable Insurance Trust
Ultra Short Term Bond Trust (the fund)
Supplement dated October 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective October 30, 2025 (the Effective Date), Spencer Godfrey, CFA is added as an associate portfolio manager of the fund. Howard C. Greene, CFA, Jeffrey N. Given, CFA, Pranay Sonalkar, CFA, and Connor Minnaar, CFA will continue to serve as portfolio managers of the fund, and together with Spencer Godfrey, CFA will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. As of the Effective Date, the following information is added under the heading “Portfolio management”:
Spencer Godfrey, CFA
Associate Portfolio Manager
Managed fund since 2025
In addition, effective December 31, 2027, Howard C. Greene, CFA will no longer serve as a portfolio manager of the fund. Jeffrey N. Given, CFA, Spencer Godfrey, CFA, Pranay Sonalkar, CFA, and Connor Minnaar, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of December 31, 2027, all references to Mr. Greene will be removed from the Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.